UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Growth & Income Portfolio

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10003
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	Reports to Stockholders.

ALGER

THE ALGER PORTFOLIOS

Alger Growth & Income Portfolio

SEMI-ANNUAL REPORT

JUNE 30, 2021 (UNAUDITED)

Table of Contents

ALGER GROWTH & INCOME PORTFOLIO

Shareholders’ Letter	1

Fund Highlights	7

Portfolio Summary	9

Schedule of Investments	10

Statement of Assets and Liabilities	14

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Additional Information	29

Shareholders’ Letter (Unaudited)	June 30, 2021

Dear Shareholders,

Recent Market Performance Masks the Appeal of Industry Disrupters

In our opinion, unprecedented amounts of fiscal and monetary stimulus, anticipation of a grand re-opening of the economy and the widespread digitization of business models has resulted in investors assessing two approaches to pursuing investments that can potentially benefit from a growing economy. One approach involves conducting in-depth fundamental research to find companies with strong earnings that are using innovation to create secular growth, including in industries, such as leisure and restaurants, that generally benefit from economic expansion. The other approach relies on what we believe is a flawed shortcut of investing in businesses classified as value companies to gain exposure to cyclical opportunities, or businesses that may have weak fundamentals but have potential to benefit in the short term from economic growth.

For the six-month reporting period ended June 30, 2021, investors who favored value stocks benefited, with the Russell 3000 Value Index gaining 17.67% compared to the 12.71% return of the Index’s growth-focused counterpart. In mid-June, however, investors rotated into growth stocks and the Russell 3000 Growth Index gained 3.63% during the final two weeks of the reporting period compared to the -1.11% return of the Russell 3000 Value Index. While the market rotation in late June was encouraging and provided additional fodder for the debate about the best investing styles for the near future, we believe it is important to focus on the potential for secular growth of innovative products to outperform over the long term. To that end, we are continuing to seek companies with strong fundamentals that we believe are benefiting from developing innovative products and services.

Optimism Supports Markets

In the U.S., the S&P 500 Index generated a 15.25% return for the aforementioned six-month reporting period. During the reporting period, progress with inoculating individuals with COVID-19 vaccines supported optimism that economic shutdowns and other measures to contain the pandemic would be curtailed or eliminated. Simultaneously, analysts upgraded their outlook for 2021 earnings growth, while the March approval of President Biden’s $1.9 trillion stimulus program, which included $1,400 checks for eligible individuals, was an additional tailwind. President Biden also signaled his commitment to provide additional stimulus with a proposed substantial infrastructure program.

Inflation and Valuations Spark Volatility

Optimism was occasionally dampened by fears that strong economic growth and stimulus spending could spark inflation, even though the Federal Reserve in the earlier portion of 2021 maintained that inflationary pressures may be transitory and signaled that it is unlikely to curtail monetary stimulus prematurely. Inflation concerns eventually climbed after the May Consumer Price Index recorded a 5% year-over-year increase, its highest reading since August of 2008. The Federal Reserve, furthermore, appeared to shift its stance on inflation during its June meeting, signaling that it may raise interest rates in 2023 rather than 2024 and discussing an eventual tapering of its bond buying program, which created uncertainty about the potential duration of the economic recovery. This uncertainty caused the strong rotation into growth stocks during the final weeks of the reporting period as investors sought companies, such as technology businesses, that can potentially generate secular earnings growth as the post COVID-19 economic recovery wanes.

Valuations also sparked concern among some investors, with the S&P 500 Index forward price-to-earnings ratio lingering above 21 times earnings compared to the 20-year average of 15.4 times earnings. We believe, however, that other metrics, such as free cash flow and the equity risk premium, are encouraging. Due to what we believe are outdated accounting standards, corporations’ growing investments in intangible assets, such as software, marketing algorithms, research and patents, are expensed rather than capitalized, causing earnings to decline relative to free cash flow, which is the amount of cash remaining after expenditures for operations and the maintenance of capital assets. Free cash flow as a percentage of net income during the past three years has been more than 100% and has increased substantially since the 1990s when it was typically under 80%, which depicts stocks as more attractively valued compared to the price-to-earnings metric. The equity risk premium, which measures investors’ required rate of return above the prevailing risk-free interest rate, furthermore, was only 5.3% for the S&P 500 Index as of June 30, 2021, which we believe is attractive from a historical perspective.

International Markets Also Advance

International markets also advanced during the reporting period with the MSCI ACWI ex USA Index, the MSCI ACWI Index and the MSCI Emerging Markets Index returning 9.45%, 12.56% and 7.58%, respectively. Optimism about a global economic recovery combined with the rollout of COVID-19 vaccines supported markets, while rising commodity prices were an additional tailwind for certain emerging market countries.

Choosing the Path Forward

We believe the post-pandemic economic recovery is benefiting not only from scaling back or eliminating social distancing requirements, but also from the strength of the U.S. consumer. The strong performance of equities and increasing home values during the past year helped household net worth, which as of the end of the first quarter of 2021 climbed approximately 23% year over year to approximately $139 trillion, an increase of more than $25 trillion. If Americans spend 2% of that increased wealth, approximately $500 billion would surge through the economy, boosting GDP by approximately 2%. At the same time, stimulus checks are continuing to work their way through the economy.

As estimates for GDP growth climb and U.S. personal savings grow, it may be tempting to embrace cyclical stocks typically classified as value stocks in anticipation of strong economic expansion. At Alger, however, we are continuing to take a long-term approach that involves seeking growth companies with strong fundamentals that are using innovation to disrupt their specific industries.

First, value market rallies have historically been short-lived, which illustrates the difficulty of successfully timing value trades.

•
The Trump election in the fall of 2016 resulted in the Russell 3000 Value Index rising 6% relative to the Russell 3000 Growth Index, as investors priced in lower corporate tax rates, which benefit more domestically oriented companies like banks and retailers. Approximately half of the rally was con-centrated in the two weeks after the election.

•
When worries about the longevity of the European Union subsided in the spring of 2012, the Russell 3000 Value Index rallied over 8% relative to the Russell 3000 Growth Index through mid-2013. More than half of that move occurred in late 2012 and early 2013.

•	After the Global Financial Crisis, the Russell 3000 Value Index rose over 4% relative to the Russell 3000 Growth Index in the summer of 2009, but most of the rally took place over only one month.

Second, these value rallies occurred within a long structural downward period for value underperformance, with the Russell 3000 Value Index generating an annualized return of 11.64% for the 10-year period ended June 30, 2021, compared to the 17.66% annualized return of the Russell 3000 Growth Index. Additionally, we maintain that broader structural issues, including the outdated practice of not fully valuing intangible assets, has made the common practice of using price-to-book ratios in classifying stocks as value equities obsolete.

Finally, growth companies are often leaders in innovation and can potentially benefit from corporations increasingly digitizing their business models, which over the years has become a competitive necessity. Indeed, during earnings calls, businesses are emphasizing the need to digitize rather than increase their exposure to more discretionary services or products within their respective industries. We believe that the intersection of digital innovation and certain end markets that may benefit from economic growth could be attractive for investors. These may include travel and leisure stocks, restaurant stocks, retailers or even certain commercial real estate and energy companies.

Portfolio Matters

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 16.08% during the fiscal six-month period ended June 30, 2021, compared to the 15.25% return of its benchmark, the S&P 500 Index. During the reporting period, the largest portfolio sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Communication Services and Financials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Alphabet, Inc., Cl. C; Alphabet, Inc., Cl. A; JPMorgan Chase & Co.; and Morgan Stanley were among the top contributors to performance. Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. Recently, Microsoft reported that Azure revenues grew 50% during the first three months of 2021. This high-unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s strong operating execution has enabled notable margin expansion that has also helped to increase forward earnings estimates. We believe Microsoft’s subscription-based software offerings and cloud computing services have a durable growth profile because they enhance customers’ growth initiatives and help them to diminish costs. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases. Microsoft’s chief executive officer, furthermore, reiterated his comment from a few months back, when he said he expects technology spending as a percent of GDP to jump from about 5% today to 10% in a few years and that he believes Microsoft is well positioned to capture market share.

Detractors from Performance

The Industrials and Information Technology sectors were among the sectors that detracted from relative performance. Regarding individual positions, Qualcomm, Inc.; Viatris, Inc.; Southern Copper Corp.; Verizon Communications, Inc.; and Procter & Gamble Co. were among the top detractors from performance. Qualcomm is a leading semiconductor company with strong positions in telecommunications end markets that position the company as a primary beneficiary of the innovative 5G network rollout. Qualcomm is acknowledged as having the best technology specs for 5G chipsets as evidenced by signing up all 75 major original equipment manufacturers, including Apple. Additionally, beyond handsets, Qualcomm has meaningful growth drivers, including the Internet of Things, automobiles, industrials and gaming that provide the company with potential for generating increased earnings. Market demand for chips has been strong; however, Qualcomm hasn’t been able to fully exploit the demand as it is capacity constrained. Expectations were high for Qualcomm and while the quarter generally exceeded consensus estimates and forward estimates did rise, the Street was anticipating a stronger positive surprise. We believe the production capacity constraints may abate in the second half of this year.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA Chief Investment Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Growth & Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. The Portfolio’s returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent quarter-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio, which is included in this report, for a complete list of Portfolio holdings as of June 30, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the six-month fiscal period.

Risk Disclosure

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information or for the Portfolio’s most recent quarter-end performance data, call us at (800) 992-3863, visit us at www.alger.com, or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Fred Alger & Company, LLC, Distributor.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell's leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth val- ues. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 developed markets (DM) and 26 emerging markets (EM) countries.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 developed markets (DM) countries (excluding the U.S.) and 26 emerging markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ALGER GROWTH & INCOME PORTFOLIO
Fund Highlights Through June 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I-2 SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended June 30, 2021. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Portfolio Class I-2 shares also include reinvestment of capital gains.

ALGER GROWTH & INCOME PORTFOLIO
Fund Highlights Through June 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 6/30/21
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	39.51%	16.61%	13.86%	9.91%
S&P 500 Index	40.79%	17.65%	14.84%	11.24%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent quarter end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†
June 30, 2021 (Unaudited)

SECTORS	Alger Growth & Income Portfolio
Communication Services	13.3%
Consumer Discretionary	7.5
Consumer Staples	6.7
Energy	3.3
Financials	15.5
Healthcare	13.0
Industrials	6.5
Information Technology	26.5
Materials	2.1
Real Estate	4.5
Utilities	1.2
Total Equity Securities	100.1
Short-Term Investments and Net Other Assets	(0.1)
100.0%

† Based on net assets for the Portfolio.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited)

COMMON STOCKS—94.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
General Dynamics Corp.	1,120	$210,851
Raytheon Technologies Corp.	2,460	209,863
TransDigm Group, Inc.*	291	188,361
		609,075
ASSET MANAGEMENT & CUSTODY BANKS—4.4%
BlackRock, Inc., Cl. A	935	818,097
The Blackstone Group, Inc.	6,009	583,714
The Carlyle Group, Inc.	6,313	293,428
		1,695,239
AUTOMOBILE MANUFACTURERS—0.2%
General Motors Co.*	1,462	86,507
BIOTECHNOLOGY—2.3%
AbbVie, Inc.	4,898	551,711
Amgen, Inc.	747	182,081
Gilead Sciences, Inc.	2,344	161,408
		895,200
BROADCASTING—0.2%
ViacomCBS, Inc., Cl. B	1,856	83,891
BUILDING PRODUCTS—0.7%
Johnson Controls International PLC	3,625	248,784
CABLE & SATELLITE—1.5%
Comcast Corp., Cl. A	9,837	560,906
COMMODITY CHEMICALS—0.4%
Dow, Inc.	2,306	145,924
COMMUNICATIONS EQUIPMENT—1.2%
Cisco Systems, Inc.	8,587	455,111
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.2%
PACCAR, Inc.	892	79,611
CONSUMER ELECTRONICS—0.7%
Garmin Ltd.	1,756	253,988
COPPER—0.5%
Southern Copper Corp.	2,680	172,378
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Visa, Inc., Cl. A	2,150	502,713
DIVERSIFIED BANKS—5.7%
Bank of America Corp.	14,074	580,271
JPMorgan Chase & Co.	10,360	1,611,394
		2,191,665
ELECTRIC UTILITIES—0.7%
NextEra Energy, Inc.	3,539	259,338
ELECTRICAL COMPONENTS & EQUIPMENT—1.0%
Eaton Corp. PLC	2,530	374,895
FINANCIAL EXCHANGES & DATA—1.2%
CME Group, Inc., Cl. A	2,174	462,366
FOOD DISTRIBUTORS—0.6%
Sysco Corp.	3,019	234,727
HEALTHCARE EQUIPMENT—0.9%
Medtronic PLC	2,707	336,020

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.2% (CONT.)	SHARES	VALUE
HEALTHCARE SERVICES—1.2%
CVS Health Corp.	5,321	$443,984
HOME IMPROVEMENT RETAIL—2.9%
The Home Depot, Inc.	3,498	1,115,477
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	4,312	581,818
HYPERMARKETS & SUPER CENTERS—0.8%
Walmart, Inc.	2,250	317,295
INDUSTRIAL CONGLOMERATES—2.2%
Honeywell International, Inc.	3,763	825,414
INDUSTRIAL GASES—1.2%
Air Products & Chemicals, Inc.	1,614	464,316
INTEGRATED OIL & GAS—2.3%
Chevron Corp.	4,105	429,958
Exxon Mobil Corp.	3,683	232,324
TotalEnergies SE#	4,994	226,028
		888,310
INTEGRATED TELECOMMUNICATION SERVICES—2.1%
AT&T, Inc.	8,511	244,946
Verizon Communications, Inc.	10,187	570,778
		815,724
INTERACTIVE MEDIA & SERVICES—9.5%
Alphabet, Inc., Cl. A*	543	1,325,892
Alphabet, Inc., Cl. C*	528	1,323,337
Facebook, Inc., Cl. A*	2,851	991,321
		3,640,550
INTERNET & DIRECT MARKETING RETAIL—2.4%
Amazon.com, Inc.*	269	925,403
INVESTMENT BANKING & BROKERAGE—3.0%
Morgan Stanley	12,405	1,137,414
MANAGED HEALTHCARE—2.3%
UnitedHealth Group, Inc.	2,184	874,561
MULTI-LINE INSURANCE—0.4%
The Hartford Financial Services Group, Inc.	2,744	170,046
MULTI-UTILITIES—0.5%
Sempra Energy	1,469	194,613
OIL & GAS STORAGE & TRANSPORTATION—0.4%
ONEOK, Inc.	2,777	154,512
PHARMACEUTICALS—6.3%
AstraZeneca PLC#,(a)	4,014	240,439
Bristol-Myers Squibb Co.	3,721	248,637
Eli Lilly & Co.	1,147	263,260
GlaxoSmithKline PLC#	5,249	209,015
Johnson & Johnson	4,334	713,983
Merck & Co., Inc.	2,917	226,855
Novartis AG#	2,256	205,837
Pfizer, Inc.	7,432	291,037
		2,399,063

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.2% (CONT.)	SHARES	VALUE
RAILROADS—0.8% Union Pacific Corp.	1,322	$290,748
RESTAURANTS—1.3% McDonald's Corp.	1,220	281,808
Starbucks Corp.	2,025	226,415
		508,223
SEMICONDUCTOR EQUIPMENT—2.2% KLA Corp.	2,545	825,114
SEMICONDUCTORS—4.4% Broadcom, Inc.	1,600	762,944
QUALCOMM, Inc.	3,978	568,576
Taiwan Semiconductor Manufacturing Co., Ltd.#	2,795	335,847
		1,667,367
SOFT DRINKS—2.6% PepsiCo, Inc.	3,644	539,932
The Coca-Cola Co.	8,238	445,758
		985,690
SYSTEMS SOFTWARE—9.6% Microsoft Corp.	13,502	3,657,692
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.8% Apple, Inc.	21,827	2,989,426
TOBACCO—1.2% Altria Group, Inc.	5,586	266,340
Philip Morris International, Inc.	1,906	188,904
		455,244
TOTAL COMMON STOCKS (Cost $13,176,770)		35,976,342

MASTER LIMITED PARTNERSHIP—0.6%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.6% Cheniere Energy Partners LP	4,620	204,620
(Cost $152,935)		204,620

REAL ESTATE INVESTMENT TRUST—5.3%	SHARES	VALUE
HEALTHCARE—0.6% Welltower, Inc.	2,809	233,428
INDUSTRIAL—0.5% Americold Realty Trust	5,226	197,804
MORTGAGE—0.8% Blackstone Mortgage Trust, Inc., Cl. A	9,107	290,422
RETAIL—0.8% Simon Property Group, Inc.	2,280	297,495
SPECIALIZED—2.6% Crown Castle International Corp.	3,024	589,982
CyrusOne, Inc.	2,633	188,312
Lamar Advertising Co., Cl. A	2,090	218,238
		996,532
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,284,736)		2,015,681

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO
Schedule of Investments June 30, 2021 (Unaudited) (Continued)

SHORT—TERM INVESTMENTS—0.6%	SHARES	VALUE
MONEY MARKET FUND—0.6% Invesco Government & Agency Portfolio, Cl. Institutional, 0.03%	246,000	$246,000
(Cost $246,000)		246,000
Total Investments (Cost $14,860,441)	100.7%	$38,442,643
Unaffiliated Securities (Cost $14,860,441)		38,442,643
Liabilities in Excess of Other Assets	(0.7)%	(250,976)
NET ASSETS	100.0%	$38,191,667

#	American Depositary Receipts.
(a)	All or portion of the security is on loan.
*	Non-income producing security.

See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities June 30, 2021 (Unaudited)

Alger Growth & Income Portfolio
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments#	$38,442,643
Cash and cash equivalents	45,806
Receivable for shares of beneficial interest sold	4,408
Dividends and interest receivable	35,718
Security litigation receivable	109
Prepaid expenses	11,774
Total Assets	38,540,458
LIABILITIES:
Collateral on securities loaned at value (Note 4)	246,000
Payable for shares of beneficial interest redeemed	38,626
Accrued investment advisory fees	17,079
Accrued shareholder administrative fees	342
Accrued administrative fees	939
Accrued custodian fees	1,347
Accrued transfer agent fees	487
Accrued printing fees	14,060
Accrued professional fees	18,691
Accrued fund accounting fees	8,717
Accrued other expenses	2,503
Total Liabilities	348,791
NET ASSETS	$38,191,667
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	12,901,122
Distributable earnings	25,290,545
NET ASSETS	$38,191,667
* Identified cost	$14,860,441(a)
# Includes collateral received on stock loan	$246,000
# Includes securities loaned at value	$240,720

See Notes to Financial Statements.

(a) At June 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $14,718,813, amounted to $23,723,830, which consisted of aggregate gross unrealized appreciation of $23,890,335 and aggregate gross unrealized depreciation of $166,505.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities June 30, 2021 (Unaudited) (Continued)

Alger Growth & Income Portfolio

NET ASSETS BY CLASS:
Class I-2	$38,191,667
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	1,359,127
NET ASSET VALUE PER SHARE:
Class I-2	$28.10

See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statement of Operations for the six months ended June 30, 2021 (Unaudited)

Alger Growth & Income Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$392,815
Interest	31
Income from securities lending	43
Total Income	392,889

EXPENSES:
Investment advisory fees — Note 3(a)	89,769
Shareholder administrative fees — Note 3(f)	1,795
Administration fees — Note 3(b)	4,937
Custodian fees	2,462
Interest expenses	173
Transfer agent fees — Note 3(f)	936
Printing fees	6,393
Professional fees	17,959
Registration fees	7,944
Trustee fees — Note 3(g)	433
Fund accounting fees	27,378
Other expenses	435
Total Expenses	160,614
NET INVESTMENT INCOME	232,275

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on unaffiliated investments	1,003,056
Net change in unrealized appreciation on unaffiliated investments	4,155,229
Net realized and unrealized gain on investments	5,158,285
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,390,560
* Foreign withholding taxes	$2,963

See Notes to Financial Statements.

ALGER GROWTH & INCOME PORTFOLIO
Statements of Changes in Net Assets (Unaudited)

	Alger Growth & Income Portfolio
	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Net investment income	$232,275	$459,521
Net realized gain on investments	1,003,056	514,479
Net change in unrealized appreciation on investments	4,155,229	3,420,048
Net increase in net assets resulting from operations	5,390,560	4,394,048
Dividends and distributions to shareholders:
Class I-2	(198,684)	(578,502)
Total dividends and distributions to shareholders	(198,684)	(578,502)
Decrease from shares of beneficial interest transactions — Note 6:
Class I-2	(1,210,139)	(2,202,886)
Total increase	3,981,737	1,612,660
Net Assets:
Beginning of period	34,209,930	32,597,270
END OF PERIOD	$38,191,667	$34,209,930

See Notes to Financial Statements.

THE ALGER PORTFOLIOS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Portfolio	Class I-2
	Six months ended 6/30/2021(i)	Year ended 12/31/2020	Year ended 12/31/2019	Year ended 12/31/2018	Year ended 12/31/2017	Year ended 12/31/2016
Net asset value, beginning of period	$24.34	$21.58	$18.52	$21.02	$17.59	$16.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.17	0.31	0.38	0.37	0.33	0.32
Net realized and unrealized gain (loss) on investments	3.74	2.86	5.02	(1.30)	3.40	1.33
Total from investment operations	3.91	3.17	5.40	(0.93)	3.73	1.65
Dividends from net investment income	(0.15)	(0.30)	(0.34)	(0.36)	(0.30)	(0.31)
Distributions from net realized gains	–	(0.11)	(2.00)	(1.21)	–	–
Net asset value, end of period	$28.10	$24.34	$21.58	$18.52	$21.02	$17.59
Total return	16.08%	14.88%	29.47%	(4.61)%	21.32%	10.24%
RATIOS/SUPPLEMENTAL DATA: Net assets, end of period (000's omitted)	$38,192	$34,210	$32,597	$31,451	$39,184	$35,432
Ratio of net expenses to average net assets	0.89%	1.00%	1.02%	0.96%	0.94%	1.00%
Ratio of net investment income to average net assets	1.29%	1.49%	1.81%	1.74%	1.70%	1.98%
Portfolio turnover rate	2.84%	9.92%	7.33%	8.19%	7.95%	6.63%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Fund operates as a series company currently offering seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Weatherbie Specialized Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Growth & Income Portfolio (the “Portfolio”). The Portfolio’s investment objective is capital appreciation and current income; it invests primarily in equity securities. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

NOTE 2 — Significant Accounting Policies:

(a)          Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Portfolio’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Portfolio’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolio’s pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Portfolio’s Custodian (“Custodian” or “BBH”), in an amount equal to at least 102% of the current market value of U.S. loaned securities or 105% for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of June 30, 2021.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date.

Dividends from net investment income, if available, are declared and paid quarterly. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rate. The rate paid as a percentage of average daily net assets, for the six months ended June 30, 2021, is set forth below under the heading “Rate”:

Rate
Alger Growth & Income Portfolio	0.50%

(b)  Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c)  Brokerage Commissions: During the six months ended June 30, 2021, there were no payments to Fred Alger & Company, LLC, the Fund's distributor and affiliate of Alger Management (the “Distributor”), in connection with securities transactions.

(d)  Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Portfolio has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of June 30, 2021.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of June 30, 2021.

(f)  Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of, the Portfolio’s transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)  Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)  Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliated investment adviser of Alger Management. There were no interfund trades during the six months ended June 30, 2021.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities and short-term securities, for the six months ended June 30, 2021, were as follows:

	PURCHASES	SALES
Alger Growth & Income Portfolio	$1,018,071	$2,128,685

The following table summarizes the Portfolio’s securities lending agreements by counterparty, which are subject to rights of offset, as of June 30, 2021.

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value on Non- Cash Collateral Received	Net Amount(b)
Barclays Capital Inc.	$240,720	$240,720	$—	$—
TOTAL	$240,720	$240,720	$—	$—

(a) Collateral with a value of $246,000 has been received in connection with securities lending agreements and excess collateral received from the individual counterparty is not shown for financial reporting purposes.
(b) The market value of loaned securities is determined as of June 30, 2021. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlements of securities transactions.

The market value of any securities on loan, all of which are classified as equity securities in the Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value and collateral on securities loaned at value, respectively. As of June 30, 2021, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BBH, if any, is listed in the Schedule of Investments.

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(d). For the six months ended June 30, 2021, the Portfolio had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Growth & Income Portfolio	$16,244	2.15%

The highest amount borrowed from the Custodian and other funds during the six months ended June 30, 2021 by the Portfolio was as follows:

HIGHEST BORROWING
Alger Growth & Income Portfolio	$163,118

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the period ended June 30, 2021 and the year ended December 31, 2020, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2021		FOR THE YEAR ENDED DECEMBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Portfolio
Class I-2:
Shares sold	38,244	$1,009,647	62,784	$1,312,700
Dividends reinvested	7,467	198,684	26,441	578,502
Shares redeemed	(92,221)	(2,418,470)	(194,154)	(4,094,088)
Net decrease	(46,510)	$(1,210,139)	(104,929)	$(2,202,886)

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:

At December 31, 2020, the Portfolio, for federal income tax purposes, had no capital loss carryforwards and no capital loss carryforwards were utilized in 2020.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with its investments as of June 30, 2021, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Growth & Income Portfolio	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$5,101,071	$5,101,071	$—	$—
Consumer Discretionary	2,889,598	2,889,598	—	—
Consumer Staples	2,574,774	2,574,774	—	—
Energy	1,042,822	1,042,822	—	—
Financials	5,656,730	5,656,730	—	—
Healthcare	4,948,828	4,948,828	—	—
Industrials	2,428,527	2,428,527	—	—
Information Technology	10,097,423	10,097,423	—	—
Materials	782,618	782,618	—	—
Utilities	453,951	453,951	—	—
TOTAL COMMON STOCKS	$35,976,342	$35,976,342	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	204,620	204,620	—	—
REAL ESTATE INVESTMENT TRUST
Financials	290,422	290,422	—	—
Real Estate	1,725,259	1,725,259	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$2,015,681	$2,015,681	$—	$—
SHORT—TERM INVESTMENTS
Money Market Fund	246,000	246,000	—	—
TOTAL INVESTMENTS IN SECURITIES	$38,442,643	$38,442,643	$—	$—

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of June 30, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents	$45,806	$—	$45,806	$—
Collateral on securities loaned	246,000	—	246,000	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolio seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolio invests in a broadly diversified portfolio of common stocks and may also buy and sell call and put options on equities and equity indexes. The Portfolio may purchase call options to increase its exposure to the stock market and also provide diversification of risk. The Portfolio may purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolio may write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolio’s return, although written call options may reduce the Portfolio’s ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolio with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no options or other derivative instruments held by the Portfolio throughout the period or as of June 30, 2021.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 10 — Risk Disclosures:

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 11 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to June 30, 2021, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2021 and ending June 30, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Six Months Ended June 30, 2021(a)	Annualized Expense Ratio For the Six Months Ended June 30, 2021(b)
Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,160.80	$4.77	0.89%
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.89

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•  Social Security number and
•  Account balances and
•  Transaction history and
•  Purchase history and
•  Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
•  Open an account or
•  Make deposits or withdrawals from your account or
•  Give us your contact information or
•  Provide account information or
•  Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
•   sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
•   affiliates from using your information to market to you
•   sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Growth & Income Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. This agreement must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Growth & Income Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

GrowthIncomeSAR

ITEM 2.	Code of Ethics.
Not applicable.

ITEM 3.	Audit Committee Financial Expert.
Not aplicable.

ITEM 4.	Principal Accountant Fees and Services.
Not applicable.

ITEM 5.	Audit Committee of Listed Registrants.
Not applicable.

ITEM 6.	Investments.
Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

ITEM 10.	Submission of Matters to a Vote of Security Holders.
Not applicable.

ITEM 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

ITEM 13.	Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Growth & Income Portfolio

By:	/s/Hal Liebes

Hal Liebes

President

Date:	August 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	August 23, 2021

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	August 23, 2021